UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 9, 2010

HOSPIRA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2010, the Board of Directors (the “Board”) of Hospira, Inc. (the “Company”) approved amendments to Article III, Section 8 of the Company’s bylaws, which became effective immediately upon their adoption by the Board.  The amendments provide for a majority vote standard in uncontested director elections in the Company’s bylaws, instead of the previous plurality voting standard.  Under the amendments, in uncontested director elections, a director must be elected by the vote of the majority of votes cast, which means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.  Plurality voting will continue to be the standard for the election of directors in contested elections.  For purposes of the amended bylaws, an election will be considered contested if as of a date that is 14 days in advance of the date the Company files its definitive proxy statement with the Securities and Exchange Commission, the number of nominees exceeds the number of directors to be elected.

Under the amended bylaws, any nominee for director who fails to receive the required number of votes for reelection must, promptly following certification of the shareholder vote, tender his or her resignation to the Board.  The independent directors of the Board (excluding the director(s) who tendered the resignation) will evaluate such resignation in light of the best interests of the Company and its shareholders in determining whether to accept or reject the resignation, or whether other action should be taken.  The Board will act on the tendered resignation, and publicly disclose its decision within 90 days following certification of the shareholder vote.  This director resignation policy had been previously included in the Company’s Corporate Governance Guidelines, but with this amendment, is moved to the Company’s bylaws.

The preceding description is qualified in its entirety by reference to Hospira’s amended and restated bylaws, which are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Hospira, Inc., as amended effective February 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Date: February 9, 2010	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Hospira, Inc., as amended effective February 9, 2010.